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Annual Meeting Agenda

•              Welcome - Steve Bangert, CoBiz Inc. Chairman & CEO

•              Business Matters

—  Elect nine directors

—  Ratify selection of Deloitte & Touche LLP

—  Vote on shareholder proposal

•              Management Presentation

Proposal One

•              Elect nine directors:

—

Steven Bangert

—

Jerry W. Chapman

—

Alan R. Kennedy

—

Mark S. Kipnis

—

Thomas M. Longust

—

Jonathan C. Lorenz

—

Evan Makovsky

—

Noel N. Rothman

—

Timothy J. Travis

Proposal Two

•              Ratify the selection of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending December 31, 2003.

Proposal Three

•              Vote on a proposal by a shareholder to cease using any form of executive compensation, including executive stock options, unless the costs of such compensation are included as an expense in the annual income and expense statements.

Management
Presentation

Asset Growth
for the year ended; $s in millions

[GRAPH]

Net Income
for the year ended; $s in thousands

[GRAPH]

Earnings Per Share
diluted; for the year ended

[GRAPH]

2002 Accomplishments

•              Core banking franchise — Colorado Business Bank and Arizona Business Bank — continues to perform well

—  Strong loan, deposit growth

Loan & Deposit Growth
$s in millions

[GRAPH]

Loan Growth
$s in thousands

	2001	2002	% Change
Arizona	$94,555	$149,656	58%
Colorado	$569,668	$643,398	13%
Total	$664,223	$793,054	19%

Loan Composition
% of total portfolio

	12/31/01	12/31/02	% Change
Commercial	29.5%	32.3%	2.8%
Real estate - mortgage	45.3%	46.5%	1.2%
Real estate - construction	17.8%	14.6%	(3.2)%
Consumer	6.1%	6.4%	0.3%
Municipal leases	0.5%	0.8%	0.3%
Small business leases	2.1%	0.7%	(1.4)%
Loans and leases	101.3%	101.3%
Less allowance for loan and lease losses	(1.3)%	(1.3)%
Net loans and leases	100.0%	100.0%

Deposit Growth
$s in thousands

	2001	2002	% Change
Arizona	$102,321	$144,539	41%
Colorado	$552,106	$711,536	29%
Total	$654,427	$856,075	31%

Deposit Composition
% of total portfolio

	12/31/01	12/31/02	% Change
NOW & Money Market Accounts	36.1%	35.7%	(0.4)%
Savings	0.9%	0.8%	(0.1)%
CDs < $100,000	12.3%	13.7%	1.4%
CDs ≥ $100,000	25.6%	25.0%	(0.6)%
Total, interest-bearing deposits	74.9%	75.1%	0.2%
Non-interest bearing deposits	25.1%	24.9%	(0.2)%
Total deposits	100.0%	100.0%

2002 Accomplishments

•              Core banking franchise continues to perform well

—  Strong loan, deposit growth

—  Solid asset quality

Non-Performing
Loans & Leases

[GRAPH]

Charge-Offs

[GRAPH]

2002 Accomplishments

•              Core banking franchise — Colorado Business Bank and Arizona Business Bank — continues to perform well

—  Strong loan, deposit growth

—  Solid asset quality

—  Three new banks announced

•        Tempe

•        Scottsdale

•        Northeast Denver

Arizona Business Bank

[MAP]

The Arizona Marketplace

•              Population growth

—  AZ grew at second-highest rate nationally (02 vs. 01)

—  AZ projected to grow 52% over next 20 years; fourth fastest nationally

•              Unemployment rate

—  5.4% in March for Phoenix (5.8% nationally)

•              Housing prices

—  Up 5% in Phoenix (02 vs. 01)

Arizona Business Bank - Tempe

•              President Kyle Kennedy

—  13-year veteran of Phoenix banking market

•              Highest concentration of businesses in the state

—  27,000 companies

—  41% professional services; 35% manufacturing

•              Location opened in November 2002

—  $6.2 million in loans, $31.5 million in deposits (3/31/03)

Arizona Business Bank - Scottsdale

•              President Jack Jensen

—  25 years experience in Arizona financial services market

•              Scottsdale Airpark has third-largest concentration of jobs in Phoenix market

—  33,000 jobs

—  Projected to become state’s largest employment center by 2010

•              Location opened in March 2003

—  $14.6 million in loans, $3.5 million in deposits (3/31/03)

Colorado Business Bank

[MAP]

The Colorado Marketplace

•              Population growth

—  CO grew 1.7% (02 vs. 01)

—  Denver MSA unchanged

•              Per capita income

—  Fell 0.5% in CO (02 vs. 01); ranked 5th nationally

•              Unemployment

—  Flat at 5.7% for CO in March

•              Housing

—  Starts up 4% in first quarter for Denver

—  Prices down 0.3% in second half of 02 in Denver

Colorado Business Bank — Northeast

•              President Margaret Brown

—  21 years of banking experience

•              Home to the rapidly expanding Denver International Airport corridor

—  Growing at twice the rate of Denver

—  Projected to be home to 25% of region’s new jobs and homes

•              Location to open in the third quarter of 2003

—  $6.6 million in loans, $10.8 million in deposits (3/31/03)

2002 Accomplishments

•              Core banking franchise continues to perform well

•              Initiatives undertaken to improve profitability, customer service

New Initiatives

•              New CIO

—  New higher level of service for internal and external customers

•              Wire transfer system

—  Ability to serve high volume customers

•              Online Treasury system

—  Gateway for lockbox information, electronic statements and real-time wire information

—  Scalable to the needs of the customer

2002 Accomplishments

•               Core banking franchise continues to perform well

•               New initiatives

•               Changes in corporate governance responded to regulatory changes

Corporate Governance

•              Primary regulators: OCC, Federal Reserve Bank and SEC

•              Increased number of outside directors

—  75% independent outside directors

•              Independence of board committees

—  Compliance, Audit, Compensation and Nominating Committees are composed solely of outside directors

•              Enhanced internal audit function

—  Audit, compliance and loan review staff has more than doubled in past three years

2002 Accomplishments

•              Fee-based business strategy coming into focus

Fee-Based Strategy

•              Complimentary to core banking franchise

•              Reduce Company’s long-term dependence on interest revenue (NIM)

•              Leverage future growth potential for Company

•              Deepen relationships with existing customers

•              Assistance in recruiting talented bankers

2002 Accomplishments

•              Fee-based business strategy coming into focus

—  CoBiz Private Asset Management

•        Established in 1998; provider of personal trust and investment management services

•        Added $26 million in new assets in 2002

•        Increased revenue despite poor performance of capital markets

•              Fee-based business strategy coming into focus

—  CoBiz Private Asset Management

—  CoBiz Insurance

•        Acquired in 2001; commercial and personal, property and casualty insurance brokerage

•        Grew revenue by 41%, or $379,432, in 2002

•        20% of revenue growth generated by CoBiz referrals

•              Fee-based business strategy coming into focus

—  CoBiz Private Asset Management

—  CoBiz Insurance

—  Green Manning & Bunch

•        Acquired in 2001; investment banking firm that provides merger and acquisition advisory services

•        Opened Phoenix office led by 20-year veteran of financial services industry

•        Secured increased number of engagements in second half of 2002

Going Forward

•              Expansion opportunities for the banks

—  Arizona

•        two-three additional locations in next 18-24 months

—  Colorado

•        one-two additional locations in next 18-24 months

•              Expansion opportunities for the banks

•              Key acquisitions for fee-based businesses

•              Expansion opportunities for the banks

•              Fee-based business acquisitions

—  Alexander Capital Management

•        Acquired in 2003

•        SEC-registered investment firm that manages stock and bond portfolios for individuals and institutions

ACMG’s Performance
Period ending 3/31/03

	1 Year	3 Years(**)	5 Years(**)	10 Years(**)
ACMG(*)	-20.18%	-8.96%	2.26%	9.12%
Standard & Poor’s 500	-24.77%	-16.10%	-3.77%	8.53%
Russell 1000	-24.51%	-16.21%	-3.62%	8.41%
S&P/Barra Value	-26.19%	-11.26%	-4.09%	7.81%

*Gross of fees

**Annualized

Alexander Capital claims compliance with the AIMR Performance Presentation Standards (AIMR-PPS, the Canadian and U.S. version of GIPS).  Alexander Capital has received a Level 1verification of this PPS claim.  AIMR has not been involved with the claim of this compliance.

Going Forward

•              Expansion opportunities for the banks

•              Fee-based business acquisitions

—  Alexander Capital Management

—  Financial Designs Ltd.

•        Acquired in April 2003

•        Provider of wealth transfer as well as executive and employee benefit consulting services for individuals and companies

•        CoBiz Connect, company’s employee benefits consulting subsidiary, will be folded into FDL

•              Expansion opportunities for the banks

•              Fee-based business acquisitions

—  Alexander Capital Management

—  Financial Designs Ltd.

—  Add-on acquisitions

•        Commercial property and casualty insurance agency in Arizona and Colorado

•        High net worth money management firm

•              Expansion opportunities for the banks

•              Fee-based business acquisitions

•              Introduction of fee-based business lines to Arizona markets

Servicing Our Customer’s Lifecycle

CoBiz INC.

Growth

•           Banking services from CBB/ABB

•           Capital Planning from GMB

•           Employee & Executive Benefits Packages from FDL

Plan for the Future

•           Estate Planning & Business Succession from FDL

•           Financial Planning from CoBiz PAM

Protect Assets

•           Property & Casualty Insurance from CoBiz Insurance

Preserve Wealth

•           Corporate Trust Services from CoBiz PAM

•           Investment Management Services from ACMG

•           Investment Opportunities with GMB Mezzanine I

Facilitate Exit/Retirement Strategies

•           M&A services from GMB

•           Investment Management Services from ACMG

•           Trust & Fiduciary Services from CoBiz PAM

[CHART]

Total Return
as of 12/31/02; stock closed at $14.85

[GRAPH]